Exhibit g(1)(d)

EXHIBIT 1

To Domestic Custody Agreement Between JPMorgan Chase Bank, N.A. (“Bank,) and

ProShares Trust (“ProShares”), dated as of May 25,2006 as amended through April7,

2011 (the “Agreement”), and as amended by

AMENDMENT #24 dated as of July 10,2012

The following are the lists of funds and corresponding fee schedules for which Bank shall provide services in accordance with the Agreement. This Exhibit replaces in its entirety Exhibit 1 and the corresponding fee schedules of the Agreement. Except as amended hereby, all other terms and conditions of the Agreement remain unchanged and the Agreement shall remain in full force and effect.

PROSHARES TRUST PORTFOLIOS

THAT ARE PARTIES TO THIS CUSTODY AGREEMENT

1.	ProShares Short S&P500
2.	ProShares Short QQQ
3.	ProShares Short Dow30
4.	ProShares Short M idCap400

5.	ProShares UltraShort S&PSOO
6.	ProShares UltraShort QQQ
7.	ProShares Ult raShort Dow30
8.	ProShares Ult raShort MidCap400

9.	ProShares Ultra S&PSOO
10.	ProShares Ultra QQQ
11.	ProShares Ultra Dow30
12.	ProShares Ultra MidCap400

13.	ProShares Ultra Sma11Cap600
14.	ProShares Ultra Russell2000

15.	ProShares Short Sma11Cap600
16.	ProShares Short Russell2000
17.	ProShares UltraShort Sma11Cap600
18.	ProShares UltraShort Russell 2000

19.	ProShares Ultra Basic Materials
20.	ProShares Ultra Consumer Goods
21.	ProShares Ultra Consumer Services
22.	ProShares Ultra Financials
23.	ProShares Ultra Health Care
24.	ProShares Ultra Industrials
25.	ProShares Ultra Oil & Gas

26.	ProShares Ultra Real Estate
27.	ProShares Ultra Semiconductors
28.	ProShares Ultra Technology
29.	ProShares Ultra Utilities

30.	ProShares UltraShort Basic Materials
31.	ProShares UltraShort Consumer Goods
32.	ProShares UltraShort Consumer Services
33.	ProShares UltraShort Financials
34.	ProShares UltraShort Health Care
35.	ProShares UltraShort Industrials
36.	ProShares UltraShort Oil & Gas
37.	ProShares UltraShort Real Estate
38.	ProShares UltraShort Semiconductors
39.	ProShares UltraShort Technology
40.	ProShares UltraShort Utilities

41.	ProShares Ultra RusselllOOO Value
42.	ProShares Ultra RusselllOOO Growth
43.	ProShares Ultra Russell MidCap Va Iue
44.	ProShares Ultra Russell MidCap Growth
45.	ProShares Ultra Russell2000 Value
46.	ProShares Ultra Russell2000 Growth
47.	ProShares UltraShort RusselllOOO Value
48.	ProShares UltraShort RusselllOOO Growth
49.	ProShares UltraShort Russell MidCap Value
50.	ProShares UltraShort Russell MidCap Growth
51.	ProShares UltraShort Russell2000 Value
52.	ProShares UltraShort Russell2000 Growth

53.	ProShares Short MSCI Emerging Markets
54.	ProShares Short MSCI EAFE
55.	ProShares UltraShort MSCI Emerging Markets
56.	ProShares UltraShort MSCI Japan
57.	ProShares UltraShort MSCI EAFE
58.	ProShares UltraShort FTSE China 25

59.	ProShares UltraShort 7-10 Year Treasury
60.	ProShares UltraShort 20+ Year Treasury

61.	ProShares Ultra FTSE China 25
62.	ProShares Ultra MSCI Japan

63.	ProShares Ultra Telecommunications
64.	ProShares UltraShort Telecommunications

65.	ProShares Short Financials
66.	ProShares Short Oil & Gas

67.	ProShares Ultra MSCI EAFE
68.	ProShares Ultra MSCI Emerging Markets

69.	ProShares Ultra Russell3000

70.	ProShares UltraShort MSCI Europe
71.	ProShares UltraShort MSCI Pacific ex-Japan
72.	ProShares UltraShort MSCI Brazil

73.	ProShares UltraShort MSCI Mexico Investable Market
74.	ProShares UltraShort Russell3000

75.	ProShares Credit Suisse 130/30

76.	ProShares UltraPro S&PSOO
77.	ProShares UltraPro Shott S&PSOO

78.	ProShares Short 20+ Year Treasury

79.	ProShares Ultra 7-10 Year Treasury
80.	ProShares Ultra 20+ Year Treasury

81.	ProShares UltraPro Dow30
82.	ProShares UltraPro MidCap400
83.	ProShares UltraPro Russell2000
84.	ProShares UltraPro QQQ
85.	ProShares UltraPro Short Dow30
86.	ProShares UltraPro Short MidCap400
87.	ProShares UltraPro Short Russell2000
88.	ProShares UltraPro Short QQQ

89.	ProShares Short Bask Materials
90.	ProShares Short Real Estate
91.	ProShares Short FTSE China 25
92.	ProShares Ultra Nasdaq Biotechnology
93.	ProShares UltraShort Nasdaq Biotechnology

94.	ProShares Ultra KBW Regional Banking
95.	ProShares Short KBW Regional Banking

96.	ProShares Ultra MSCI Europe
97.	ProShares Ultra MSCI Pacific ex-Japan
98.	ProShares Ultra MSCI Brazil
99.	ProShares Ultra MSCI Mexico Investable Market

100.	ProShares RAFI Long/Short

101.	ProShares Hedge Replication ElF
102.	ProShares UltraShort TIPS

103.	ProShares Short High Yield
104.	ProShares Short Investment Grade Corporate
105.	ProShares Ultra Short 3-7 Year Treasury
106.	ProShares Short 7-10 Year Treasury

107.	ProShares Ultra High Yield
108.	ProShares Ultra Investment Grade Corporate

109.	ProShares German Sovereign/Sub-Sovereign ETF
110.	ProShares UltraPro 10 Year TIPS/TSY Spread
111.	ProShares UltraPro Short 10 Year TIPS/TSY Spread
112.	ProShares 30 Year TIPS/TSY Spread
113.	ProShares Short 30 YearTIPS/TSY Spread

114.	ProShares UltraPro MSCI Emerging Markets
115.	ProShares UltraPro Short MSCI Emerging Markets
116.	ProShares UltraPro 20+ Year Treasury
117.	ProShares UltraPro Short 20+ Year Treasury
118.	ProShares USD Covered Bond
119.	ProShares UltraPro Financials
120.	ProShares UltraPro Short Financials
121.

SCHEDULE A

PROSHARESTRUST

FEE SCHEDULE

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

from

JPMORGAN CHASE BANK, N.A.

A.	Global Custody Core Service Fees

US Tiered Safekeeping Fee

From	To	Annual Fee Basis Points
	$10,000,000,000	1.00
$10,000,000,001	$25,000,000,000	0.70
$25,000,000,001		0.50

Other Transactions	Fee
Transactions - DTC non-Russell index funds	4.00
Transactions - OTC Russell index funds	3.50
Transactions - Fed Book Entry	5.00
Transactions - Physical/Private Placement	12.00
Futures/ Options	12.00
Wires	8.00
In-Kind Transactions non-Russell index funds	4.00
In-Kind Transactions Russell index funds	3.50
Manual Instruction Surcharge	25.00

JPMorgan will waive 0.1 bps of the annual U.S. Tiered Safekeeping Fee for twelve months beginning with an effective date of June 1st 2011

B.	Out-of-Pocket Fees (Custody Only)

The Trust shall reimburse JPMorgan for all reasonable out-of-pocket expenses incurred on its behalf.

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

C.	Global Fee Schedule

Global Custody Core Service Fees

Asset charges (per annum) and Transaction charges (per security movement). These global custody fees are all the fees contemplated! in Section 4.1 of the Global Custody Rider to this agreement.

Country of Investment	Holdings (basis points)	Transactions (U.S. Dollars)
Argentina	20.00	45.00
Australia	2.00	20.00

Austria	2.50	35.00
Belgium	2.50	25.00
Brazil	12.00	45.00
Chile	20.00	45.00
China	20.00	45.00
Colombia	25.00	75.00
Czech Republic	17.00	45.00
Denmark	2.00	25.00
Egypt	25.00	50.00
Finland	2.00	25.00
France	1.75	20.00
Germany	1.00	15.00
Greece	8.00	25.00
Hong Kong	3.00	35.00
Hungary	17.00	45.00
India	10.00	45.00
Indonesia	8.00	35.00
Ireland	2.00	35.00
Israel	15.00	45.00
.. ’r	2.00	20.00
Japan	1.25	20.00

Country of Investment	Holdings (basis points)	Transactions (U.S. Collars)
Jordan	35.00	75.00
Korea	10.00	35.00
Malaysia		QO
Mexico	8.00	25.00
Morocco	35.00	75.00
Netherlands	2.00	20.00
New Zealand	3.00	35.00
Norway	2.00	35.00
Pakistan	35.00	75.00
Peru	25.00	75.00
Philippines	Q	35.00
Poland	17.00	45.00
Portugal	q_	3 g
Russia	17.00	45.00
Singapore	4.00	35.0
South Africa	8.00	35.00
Spain	2.50	35.00
Sweden	2.00	25.00
Switzerland	2.00	20.00
Taiwan	15.00	45.00
	..0.
Thailand	8.00	35.00
Turk		9
United Kingdom	1.00	15.00

FEE SCHEDULE (continued)

FOR

GLOBAL CUSTODY AND AGENCY SERVICES

D.	Agency Services

JPMorgan shaH be entitled to receive transaction fees from Authorized Participants (APs) according to the following schedule.

JPMorgan is entitled to transaction fees even if the fee is not delivered or required to be delivered from the Authorized Participant. If the transaction fee is not delivered by the Authorized Participant than the fee will be paid to JPMorgan by the relevant fund.

For all “Ultra” funds where a cash Creation Unit transaction occurs; JPM will reimburse the funds for any transaction fee collected from APs above $500.

Transaction fee schedule charged to create or redeem Creation Units regardless of number of units redeemed or created for an order:

FUNDS	FEE	Fund Style

ProShares Ultra S&P500’	$2,500	Ultra

ProShares Short S&P500161	$500	Short

ProShares UltraShort S&P5001{11	$500	Short

ProShares Ultra QQQ1111	$500	Ultra

ProShares Short QQQ1111	$500	Short

ProShares UltraShort QQQw	$500	Short

ProShares Ultra Dow30;:sM	$500	Ultra

ProShares Short Dow30.,1Vl	$500	Short

ProShares UltraShort Dow30;:sM	$500	Short

ProShares Ultra MidCap400	$2,000	Ultra

ProShares Short MidCap400	$500	Short

ProShares UltraShort MidCap400	$500	Short

ProShares Ultra Russell2000	$3,500	Ultra

ProShares Short Russell2000	$500	Short

ProShares UltraShort Russell2000	$500	Short

ProShares Ultra SmallCap600	$3,000	Ultra

ProShares Short SmallCap600	$500	Short

ProShares UltraShort SmallCap600	$500	Short

ProShares Ultra Russell 1000 Value	$3,055	Ultra

ProShares Short Russell 1000 Value	$500	Short

ProShares UltraShort Russell 1000 Value	$500	Short

ProShares Ultra Russell 1000 Growth	$3,415	Ultra

ProShares Short Russell 1000 Growth	$500	Short

Pro Shares UltraShort Russell 1000 Growth	$500	Short

ProS hares Ultra Russell MidCap Value	$2,405	Ultra

ProShares Short Russell MidCap Value	$500	Short

ProShares UltraShort Russell MidCap Value	$500	Short

ProShares Ultra Russell MidCap Growth	$2,695	Ultra

ProSharcs Short Russell MidCap Growth	$500	Short

ProShares Ultra Short Russell MidCap Growth	$500	Short

ProShares Ultra RusselJ2000 Value	$3,500	Ultra

ProShares Short Russell2000 Value	$500	Short

ProShares UltraShort Russell2000 Value	$500	Short

ProSbares Ultra Russe112000 Growth	$3,500	Ultra

ProShares Short Russell2000 Growth	$500	Short

ProShares UltraShort Russell2000 Growth	$500	Short

ProShares Ultra Basic Materials	$500	Ultra

ProShares Short Basic Materials	$500	Short

ProShares UltraShort Basic Materials	$500	Short

ProShares Ultra Consumer Goods	$755	Ultra

ProShares Short Consumer Goods	$500	Short

ProShares UltraShort Consumer Goods	$500	Short

ProShares Ultra Consumer Services	$1,265	Ultra

ProShares Short Consumer Services	$500	Short

ProShares UltraShort Consumer Services	$500	Short

ProShares Ultra Financials	$625	Ultra

ProSbares Short Financials	$250	Short

ProShares UltraShort Financials	$500	Short

ProShares Ultra Health Care	$800	Ultra

ProShares Short Health Care	$500	Short

ProShares UltraShort Health Care	$500	Short

ProShares Ultra Industrials	$1,355	Ultra

ProShares Short Industrials	$500	Short

ProShares UltraShort Industrials	$500	Short

ProShares Ultra Oil & Gas	$250	Ultra

ProShares Short Oil & Gas	$500	Short

ProShares UltraShort Oi1 & Gas	$250	Short

ProShares Ultra Real Estate	$250	Ultra

ProShares Short Real Estate	$500	Short

ProShares UltraShort Real Estate	$250	Short

ProShares Ultra Semiconductors	$250	Ultra

ProShares Short Semiconductors	$500	Short

ProShares UltraShort Semiconductors	$250	Short

ProShares Ultra Technology	$500	Ultra

ProShares Short Technology	$500		Short

ProShares UltraShort Technology	$250		Short

ProShares Ultra Utilities	$500		Ultra

ProShares Short Utilities	$500		Short

ProShares UltraShort Utilities	$500		Ultra

ProShares Short MSCI Emerging Markets	$500		Short

ProShares Short MSCl EAFE	$500		Short

ProShares UltraShort MSCI Emerging Markets	$250		Short

ProShares UltraShort MSCI Japan	$500		Short

ProShares UltraShort MSCI EAFE	$250		Short

ProShares UltraShort FfSE China 25	$250		Short

ProShares UltraShort 7-10 Year Treasury	$500		Short

ProShares UltraShort 20+ Year Treasury	$500		Short

ProShares Ultra FTSE China 25	$250-		Ultra

ProShares Ultra FTSE China 25	$875	***	Ultra

ProShares Ultra MSCI Japan	$500	*	Ultra

ProShares Ultra MSCI Japan	$5,000	***	Ultra

ProShares Ultra Telecommunications	$500		Ultra

Pro Shares UltraShort Telecommunications	$500		Short

ProShares Ultra MSCI EAFE	$500	*	Ultra

ProShares Ultra MSCI EAFE	$1,250	***	Ultra

*	For any creation unit purchases or redemptions made when the Fund is invested in fmancial instruments and cash only.
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any financial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts In addition to any financial instruments and cash.

With respect to any change from * to ** or ***, JPMorgan reserves the right to adjust fees

ProShares Ultra MSCI Emerging Markets	$500		Ultra

ProShares Ultra MSCI Emerging Markets	$1,250	*”**	Ultra

ProShares UltraShort MSCI Europe	$500		Short

ProShares UltraShort MSCI Pacific ex-Japan	$500		Short

ProSbares UltraShort MSCI Brazil	$250		Short

ProShares UltraShort MSCI Mexico Investable Market	$250		Short

ProShares Ultra Russell3000	$3,500		Ultra

ProShares UltraShort Russell3000	$500		Short

ProShares Credit Suisse 130/30	$500		Alpha

ProShares UltraPro S&P500	$1,250		Ultra

ProShares UltraPro Short S&P500119	$250		Short

ProShares Short 7-1 0 Year Treasury	$250		Short

ProShares Short 20+ Year Treasury	$250		Short

ProShares Ultra 7-10 Year Treasury	$250		Ultra

ProShares Ultra 20+ Year Treasury	$250		Ultra

ProShares UltraPro Dow30	$325		Ultra

ProShares UltraPro MidCap400	$1,250		Ultra

ProShares UltraPro Russell2000	$1,750		Ultra

ProShares UltraPro QQQ	$500		Ultra

ProShares UltraPro Short Dow30	$250		Short

ProShares UltraPro Short MidCap400	$250		Short

ProSbares UltraPro Short Russell2000	$250		Short

ProShares UltraPro Short QQQ	$250		Short

ProShares Short Basic Materials	$500		Short

ProShares Short Real Estate	$500		Short

ProShares Short FTSE China 25	$500		Short

ProShares Ultra Nasdaq Biotechnology	$625		Ultra

ProShares UltraShort Nasdaq Biotechnology	$500		Short

ProShares Ultra KBW Regional Banking	$500		Ultra

ProShares Short KBW Regional Banking	$500		Short

ProShares Ultra MSCI Europe	$500	**	Ultra

ProShares Ultra MSCI Pacific ex-Japan	$500	**	Ultra

ProShares Ultra MSCI Brazil	$250	**	Ultra

ProShares Ultra MSCI Mexico Investable Market	$250	**	Ultra

ProShares RAFl Long/Short	$500		Alpha

ProShares Hedge Replication ETF	$500	*	Alpha

ProShares Ultra TIPS	$250		Ultra

ProShares UltraShort TIPS	$250		Short

ProShares Short High Yield	$250		Short

ProShares Short Investment Grade Corporate	$250		Short

ProShares UltraShort 3-7 Year Treasury	$250		Short

Pro Shares Short 7-10 Year Treasury_	$250		Short

ProShares Ultra High Yield	$250		Ultra

ProShares Ultra Investment Grade Corporate	$250		Ultra

ProShares German Soveteign/Sub-Sovereign ETF	$500		Specialty

Pro Shares UltraPro 10 Year TlPS/TSY Spread	$250		Specialty

ProShares UltraPro Short 10 Year TIPS/TSY Spread	$250		Specialty

ProShares 30 YearTIPSITSY Spread	$250		Specialty

ProShares UltraPro MSCI Emerging Markets	$250		Short

ProShares UltraPro Short MSCI Emerging Markets	$250		Short

*	For any creation unit purchases or redemptions made when the Fund is invested in financial instruments and cash only .
**	For any creation unit purchases or redemptions made when the Fund is invested in American Depositary Receipts in addition to any fmancial instruments and cash.
***	For any creation unit purchases or redemptions made when the Fund is invested in local international equities or American Depositary Receipts in addition to any financial instruments and cash.

With respect to any change from * to ** or ***, JPMorgan reserves the right to adjust fees

ProShares UltraPro Short MSCI Emerging Markets	$250	Short

ProShares UltraPro 20+ Ycar Treasury	$250	Short

ProShares UltraPro Short 20+ Year Treasury	$250	Short

ProShares Covered Bond	$500	Ultra

ProShares UltraPro Financials	$315	Ultra

ProShares UltraPro Short Financials	$250	Short

Additional Transaction Fees.

An additional charge of up to three (3) times the normal creation redemption fee (for a total charge of up to four (4) times the normal creation redemption fee) will be collected with respect to transactions effected by Authorized Participants outside the Clearing Process.

Fee Proposal Acknowledgement

The foregoing fee proposal covers custody, settlement and certain associated services to be performed by JPMorgan Chase Bank, N.A. (“J.P. Morgan”) and/or certain subsidiaries and/or affiliates for ProShares. The signature below indicates that I, as a duly authorized representative of ProShares, have reviewed and accept this fee proposal, which will take effect upon the start of provision of the services described herein by J.P. Morgan for ProShares. This fee proposal will be attached as a schedule to, and will be incorporated into, the custody or trust agreement(s) in effect between ProShares and J.P. Morgan.

This fee schedule shall be in effect for three years from the effective date of 06/01/2011, subject to earlier termination in accordance with Section 9 of the Agreement.

Accepted by:

JPMorgan Chase Bank, N.A.

Signature

/s/Todd Johnson	/s/ Josh Jacobs
Name	Name

CIO	Vice President, JPMorgan
Title	Title

09/10/2012	09/10/2012
Date	Date